<FILENAME>ims082906ita_8ka.txt


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-KA

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): August 29, 2006


                       INTERNATIONAL MONETARY SYSTEMS, LTD.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Wisconsin                 000-30853                   39-1924096
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission File             (IRS Employer
      of Incorporation)                Number)               Identification No.)


         16901 West Glendale Drive, New Berlin WI            53151
--------------------------------------------------------------------------------
        (Address of Principal Executive Offices)           (Zip Code)


                                 (262) 780-3640
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                      International Monetary Systems, Ltd.

This 8-KA is filed as an amendment to the original 8-K filed August 29, 2006. It is filed to include the Audited Financial Statements of the business acquired: National Trade Association, Inc.

Item 1.01   Entry Into A Material Definitive Agreement.

     The information required to be disclosed in this Item 1.01 is incorporated herein by reference from Item 2.01.


Item 2.01   Completion of Share Purchase Agreement.

     On August 29, 2006 International Monetary Systems, LTD (IMS) entered into a Share Purchase Agreement for the acquisition of all outstanding shares of National Trade Association, Inc., a Illinois Corporation. The purchase price is $4,600,000. The terms are $75,000 in cash on August 29, 2006 and the balance of $4,525,000 to paid on the scheduled closing date of September 29, 2006. This entire Agreement is contingent upon the Independent Fiduciary of the Employee Stock Ownership Plan (ESOP) approving this transaction. The full text of the Share Purchase Agreement is attached to this Form 8-K as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.


(a) Financial Statements of Business Acquired: Exhibit 99.2

(c) Exhibits:  99.1  Share Purchase Agreement



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        International Monetary Systems, Ltd.

Date January 12, 2007                   By: /s/ Donald F. Mardak
                                            ------------------------
                                                Donald F. Mardak
                                                Chief Executive Officer